                                 EXHIBIT 3.1.4
                                 -------------

Microfilm Number              Filed in the Department of State on
                 --------                                         -------------
Entity Number
              -----------     -------------------------------------------------
                                        Secretary of the Commonwealth


             ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1915 (Per 81)

        In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to article of amendment), the undersigned business corporation, desiring to amend the Articles, hereby states that:

1. The name of the corporation is:   SEI Corporation
                                   -------------------------------------------

   ---------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  680 Swedesford Road     Wayne    Pennsylvania     19087  Montgomery
    -------------------------------------------------------------------------
     Number and Street         City         State       Zip      County

(b) c/o:
        ---------------------------------------------------------------------
        Name of Commercial Registered Office Provider           County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation
                                                         --------------------
Law of 1933
------------

4. The date of its incorporation is:   November 18, 1968
                                     ----------------------------------------
5. (Check, and if appropriate complete, one of the following):
    xx   The amendment shall be effective upon filing these Articles of
   ----  Amendment in the Department of State.

   ----  The amendment shall be effective on:            at
                                             ------------  -------------
                                                 Date           Hour
6. (Check one of the following):

   ---- The amendment was adopted by the shareholders (or members)
        pursuant to 15 Pa.C.S.(S) 1914(a) and (b).
    xx
   ---- The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.(S) 1914(c).

7. (Check, and if appropriate complete, one of the following):
    xx
   ---- The amendment adopted by the corporation, set forth in full, is as follows:
        Article 1 of the corporation's Articles of Incorporation is hereby amended to read in full as follows: "1. The name of the corporation is SEI Investments Company."

   ---- The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Article):

     The restated Article of incorporation supersedes the original Articles ---- and all amendments thereto.


        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 21st day of November, 1996.


                                          SEI Corporation
                                        ----------------------------------
                                              (Name of Corporation)

                                        BY:  /s/ Kevin Robins
                                            ------------------------------
                                                              Assistant
                                        TITLE: Kevin Robins,  Secretary
                                               ---------------------------

DOCKETING STATEMENT                                REVENUE     LABOR & INDUSTRY
                                                ---         ---
                                                   OTHER
                                                ---     ------------------------
FILING FEE: NONE                                FILE CODE
                                                         -----------------------
                                                FILED DATE
                                                          ----------------------
                                                MICROFILM NUMBER
                                                                ----------------

This form (file in triplicate) and all accompanying documents shall be shall be mailed to:
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
208 NORTH OFFICE BUILDING
HARRISBURG, PA 17120-0029

Part 1. COMPLETE FOR EACH FILING:

    Current name of entity or registrant affected by the submittal to which this statement relates: (survivor or new corporation if merger or consolidation)
                                SEI Corporation
    ---------------------------------------------------------------------------

    Entity number, if known:                     NOTE: ENTITY NUMBER is the
                             -------------------
    computer index number assigned to an entity upon initial filing in the Department of State.

    Incorporation/qualification date in Pa: November 18, 1968 State of
                                            -----------------
    Incorporation:  Pennsylvania
                   ---------------------------

    Federal Identification Number:
                                   ---------------------------------------------

    Specified effective date. If any:    Upon filing
                                     -------------------------------------------

Part II. COMPLETE FOR EACH FILING This statement is being submitted with (check proper box):

     X  Articles of Amendment: complete Section A only
    ---

        Amended Certificate of Authority: complete Section A only
    ---

        Articles of Merger: complete Section B
    ---

        Articles of Consolidation: complete Section C
    ---

        Articles of Division: complete Section D
    ---

        Articles of Conversion: complete Section A and E only
    ---

        Statement of Merger, Consolidation or Division: complete Section B, C or D
    ---

        Statement of Correction: complete Section A only
    ---

        Statement of Termination: complete Section H
    ___

        Statement of Revival: complete Section G
    ---

        Dissolution by Shareholders or Incorporators before Commencement of
        Business: complete Section F only
    ---

        Amendment of Certificate of Limited Partnership: complete Section A only
    ---

Part III. COMPLETE IF APPROPRIATE: The delayed effective of the accompanying submittal is:


              --------------------------------------------------
                 month      day       year       hour, if any

DSCB:15-134B (Rev 9)2

 X    Section A. CHANGES TO BE MADE TO THE ENTITY NAMED IN Part 1: (Check
---   box/boxes which pertain)

      XX  Name:  SEI Investments Company
     ----      -------------------------------------------------------------------------------------------------

          Registered Office:
     ----                   ------------------------------------------------------------------------------------
                            Number & street/RD number & box number       City      State      Zip      County

          Purpose:
     ----         ----------------------------------------------------------------------------------------------

          Stock: aggregate number of shares authorized                    (attach additional provisions, if any)
     ----                                              ------------------

          Term of Existence:
     ----                   ------------------------------------------------------------------------------------

          Other:
     ----       ------------------------------------------------------------------------------------------------


     Section B.  MERGER (Complete Section A if any changes to survivor corporation):
---

          MERGING CORPORATIONS ARE: (List only the merging corporations-SURVIVOR IS LISTED IN PART 1)

          1.  Name:
                   ---------------------------------------------------------------------------------------------

              Entity Number, if known:            Inc./qual. date in Pa:           State of Incorporation:
                                      ------------                      -----------                       ------

          2.  Name:
                   ---------------------------------------------------------------------------------------------

              Entity Number, if known:            Inc./qual. date in Pa:           State of Incorporation:
                                      ------------                      -----------                       ------


              Attach sheet containing above corporate information if there are additional merging corporations.


     Section C.  CONSOLIDATION (NEW corporation information should be completed
--- in Part 1. Also, complete and attach DOCKETING STATEMENT DSCB:15-134A for the NEW corporation formed.)


          CONSOLIDATING CORPORATIONS ARE:
          1.  Name:
                   ---------------------------------------------------------------------------------------------

              Entity Number, if known:            Inc./qual. date in Pa:           State of Incorporation:
                                      ------------                      -----------                       ------

          2.  Name:
                   ---------------------------------------------------------------------------------------------

              Entity Number, if known:            Inc./qual. date in Pa:           State of Incorporation:
                                      ------------                      -----------                       ------


              Attach sheet containing above corporate information if there are additional consolidation corporations.

    SECTION D.  DIVISION (Forming NEW corporation(s) named below. Also, complete
--- and attach DOCKETING STATEMENT DSCB:15-134A for EACH new corporation formed by division.)

                        1.
        -------------      -----------------------------------------------------
        Entity Number      Name

                        2.
        -------------      -----------------------------------------------------
        Entity Number      Name

     Attach sheet if there are additional corporations to be named.

     CHECK ONE:

         Corporation named in Part I survives. (Any changes, complete Section A)
     ---

         Corporation named in Part I does not survive.
     ---


    Section E.  CONVERSION (Complete Section A)
---

     CHECK ONE:

         Converted from nonprofit to profit
     ---

         Converted from profit to nonprofit
     ---



    Section F.  DISSOLVED BY SHAREHOLDERS OR INCORPORATORS BEFORE COMMENCEMENT
---             OF BUSINESS


    Section G.  STATEMENT OF REVIVAL. Corporation named in Part I hereby revives
--- its charter or articles which were forfeited by Proclamation or expired. (Complete Section A if any changes have been made to the revived corporation.)



    Section H.  STATEMENT OF TERMINATION
---

                              filed in the Department of State on                                   is/are hereby terminated.
    ---------------------                                         ---------------------------------
    (type of filing made)                                         month   day   year   hour, if any

    If merger, consolidation or division, list all corporations involved, other than that listed in Part I:


                        1.
        -------------      -----------------------------------------------------
        Entity Number      Name

                        2.
        -------------      -----------------------------------------------------
        Entity Number      Name

     Attach sheet containing above information if there are additional corporations involved.